Investments in Real Estate	12 Months Ended
Dec. 31, 2011
Investments in Real Estate [Abstract]
Investments in Real Estate

3.         Investments in Real Estate

We acquire the land, buildings and improvements that are necessary for the successful operations of retail and other commercial enterprises.

A.  During 2011, we invested $1.02 billion in 164 new properties, and properties under development, with an initial weighted average contractual lease rate of 7.8%. These 164 new properties, and properties under development, are located in 26 states, contain over 6.2 million leasable square feet, and are 100% leased with an average lease term of 13.4 years. The initial weighted average contractual lease rate is computed by dividing the estimated aggregate base rent for the first year of each lease by the estimated total cost of the properties. Acquisition transaction costs of $1.5 million were recorded to general and administrative expense on our consolidated statement of income for 2011.

Included in the $1.02 billion invested during 2011 are:

(1)     The acquisition of 33 single-tenant retail, distribution, office and manufacturing properties for approximately $543.8 million, under long-term, net lease agreements. All of the properties acquired have in-place leases.

(2)     The acquisition of 60 properties operating in the restaurant – quick service industry for $41.9 million, under long-term, net lease agreements.

(3)     The acquisition of six properties operating in the wholesale clubs industry for $156.1 million, under long-term, net lease agreements.

(4)     The acquisition of 36 properties operating in the grocery store industry for $151.4 million under long-term, net lease agreements.

(5)     The acquisition of nine properties operating in the health and fitness industry for $63.2 million, under long-term, net lease agreements.

(6)     The remaining 20 properties acquired totaled approximately $59.8 million.

The 2011 aggregate acquisitions were allocated as follows: $239.3 million to land, $645.0 million to buildings and improvements, $137.0 million to intangible assets and $5.1 million to intangible and assumed liabilities, which includes mortgage premiums of $820,000. The majority of our 2011 acquisitions were cash purchases, except for one that also included the assumption of $8.8 million in notes receivable and four that also included the assumption of $67.4 million of mortgages payable.  There was no contingent consideration associated with these acquisitions.

The properties acquired during 2011 generated total revenues of $32.4 million and income from continuing operations of $12.6 million.

The following pro forma total revenue and income from continuing operations, for 2011 and 2010, assumes the 2011 property acquisitions took place on January 1, 2010 (in millions):

Income from
	Total revenue	continuing operations
Supplemental pro forma for the year ended December 31, 2011(1)	$ 464.8	$ 154.3
Supplemental pro forma for the year ended December 31, 2010(1)	$ 417.7	$ 128.4

(1) This unaudited pro forma supplemental information does not purport to be indicative of what our operating results would have been had the acquisitions occurred on January 1, 2010, and may not be indicative of future operating results. No material, non-recurring pro-forma adjustments were included in the calculation of this information.

In comparison, during 2010, we invested $713.5 million in 186 new properties with an initial weighted average contractual lease rate of 7.9%. These 186 properties are located in 14 states, contain over 2.2 million leasable square feet, and are 100% leased with an average lease term of 15.7 years. Acquisition transaction costs of $368,000 were recorded to general and administrative expense on our consolidated statement of income for 2010.

Included in the $713.5 million invested during 2010 are:

(1)     The acquisition and lease-back of approximately $304.1 million of winery and vineyard properties under 20-year, triple-net lease arrangements with Diageo Chateau & Estates Wine Company, guaranteed by Diageo plc (NYSE: ADR: DEO), or, together with its subsidiaries, Diageo.  The properties are primarily located in California’s Napa Valley and include two wineries that produce wines for Diageo’s Sterling Vineyards, or Sterling, and Beaulieu Vineyards, or BV, brands and 14 vineyards producing grapes for their Sterling, BV and other brands.  The properties include approximately 3,600 acres and 426,000 square feet of winery, production, storage, shipping and tourist buildings.  Diageo will continue to operate the wineries and vineyards.

(2)     The acquisition of 23 retail properties leased to 13 tenants in six states, for approximately $126.5 million, under long-term, net lease agreements.  The properties are in eight different industries, all of which are already in our portfolio.  All of the properties acquired have in-place leases.

(3)     The acquisition of 135 SuperAmerica convenience stores and one support facility, for approximately $247.6 million, under long-term, triple-net lease agreements.  The stores are located in Minnesota and Wisconsin, and average approximately 3,500 leasable square feet on approximately 1.14 acres.

(4)     The remaining 11 properties acquired totaled approximately $35.3 million.

The 2010 aggregate acquisitions were allocated as follows: $358.3 million to land, $339.8 million to buildings and improvements, $17.0 million to intangible assets and $1.6 million to intangible liabilities.  All of the 2010 acquisitions were cash purchases and there was no contingent consideration associated with these acquisitions.

In 2011, we capitalized costs of $4.2 million on existing properties in our portfolio, consisting of $1.7 million for re-leasing costs and $2.5 million for building and tenant improvements.  In 2010, we capitalized costs of $3.6 million on existing properties in our portfolio, consisting of $1.5 million for re-leasing costs and $2.1 million for building improvements.

B.  Of the $1.02 billion we invested in 2011, approximately $592.1 million was used to acquire 94 properties with existing leases.  Associated with these 94 properties, we recorded $109.9 million as the intangible value of the in-place leases, $27.1 million as the intangible value of above-market leases and $3.5 million as the intangible value of below-market leases for 2011.  The value of the in-place and above-market leases is recorded to other assets on our consolidated balance sheet, and the value of the below-market leases is recorded to other liabilities on our consolidated balance sheet. The value of the in-place leases is amortized as depreciation and amortization expense, while the value of the above-market and below-market leases is amortized as rental revenue on our consolidated statements of income. All of these amounts are amortized over the life of the respective leases.

Of the $713.5 million we invested in 2010, approximately $126.5 million was used to acquire 23 properties with existing leases. Associated with these 23 properties, we recorded $12.6 million as the intangible value of the in-place leases, $4.4 million as the intangible value of above-market leases and $1.6 million as the intangible value of below-market leases for 2010.